SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported) May 14, 2004
                                  -------------


                          LYNCH INTERACTIVE CORPORATION
                          -----------------------------

             (Exact Name of Registrant as Specified in its Charter)



    Delaware                       1-15097                         06-1458056
    --------                       -------                         ----------

  (State or other             (Commission File                    (IRS Employer
  Jurisdiction of                  Number)                       Identification)
   Incorporation)




                  401 Theodore Fremd Avenue Rye, New York 10580

               (Address of Principal Executive Offices) (Zip Code)



          Registrant's Telephone Number, Including Area Code: 914-921-8821
                                                              -------------

ITEM 7. Financial Statements and Exhibits.
        ---------------------------------

     (c) Exhibit 99.1--Press Release of Lynch Interactive Corporation, dated May 14, 2004

ITEM 12. Results of Operations and Financial Condition.
         ---------------------------------------------

     Attached as Exhibit 99.1 is a copy of the press release announcing Lynch Interactive Corporation's reporting operating results for the first quarter of 2004.

                                    SIGNATURE

     Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  LYNCH INTERACTIVE CORPORATION


                                  /s/ Robert E. Dolan
                                  -------------------
                                  Robert E. Dolan
                                  Chief Financial Officer




Date: May 14, 2004

                                  EXHIBIT INDEX

Exhibit  99.1--Press  Release of Lynch  Interactive  Corporation,  dated May 14,
2004.